UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 ______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2015

NEWTOWN LANE MARKETING, INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52776	20-3547231
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

131 Columbia Turnpike Avenue, Suite 1, Florham Park, NJ	07932
(Address of Principal Executive Offices)	(Zip Code)

(973) 635-4047

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01. Entry into a Material Definitive Agreement

On November 18, 2015, Newtown Lane Marketing, Incorporated (the “Company”) and Ironbound Partners Fund, LLC entered into a Note Extension Letter, by which the parties agreed to extend the maturity date of the amended and restated convertible promissory note, dated July 25, 2014, and convertible note, dated July 25, 2014 (collectively, the “Notes”). Effective as of September 1, 2015, the maturity date of the Notes was extended from August 31, 2015 to August 31, 2016.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

4.1	Note Extension Letter, dated November 18, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2015

NEWTOWN LANE MARKETING,
INCORPORATED

By:	/s/ Jonathan J. Ledecky
Jonathan J. Ledecky
President and Director

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